                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   STIRLING COOKE BROWN HOLDINGS LIMITED
                   -------------------------------------
            (Exact name of registrant as specified in its charter)


          Bermuda                                     Not Applicable
          -------                                     --------------
     (Jurisdiction of                                 (IRS Employer
incorporation or organization)                     Identification No.)



     Victoria Hall, Third Floor
        11 Victoria Street
      Hamilton, HM11, Bermuda                         Not Applicable
      -----------------------                         --------------
(Address of principal executive offices)                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered
       -------------------                     ------------------------------

              None


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ].

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X].

     Securities to be registered pursuant to Section 12(g) of the Act:

                   Ordinary Shares, par value $.25 per share
                   -----------------------------------------
                                (Title of Class)
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       ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
                 -------------------------------------------------------

                 The portion of the Registrant's prospectus included in the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933 ("Registration No. 333-32995) (as filed with the Securities and Exchange Commission on August 6, 1997, and as amended from time to time thereafter) captioned "Description of Capital Shares") is incorporated herein by reference.

ITEM 2.   EXHIBITS
          --------

          (1)  Memorandum of Association of the Registrant - filed as Exhibit
               3.1 to the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933 (Registration No. 333-32995), and incorporated herein by reference.

          (2) Bye-laws of the Registrant - filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933 (Registration No. 333-32995), and incorporated herein by reference.

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                         STIRLING COOKE BROWN HOLDINGS LIMITED



                         By: /s/ Penelope A. Cooke
                             ---------------------
                             Penelope A. Cooke
                             Secretary

Dated:  November 26, 1997

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                     STIRLING COOKE BROWN HOLDINGS LIMITED
                     -------------------------------------

                                 EXHIBIT INDEX
                                 -------------

               NUMBER AND DESCRIPTION OF EXHIBIT                 SEQUENTIAL
                                                                 PAGE NUMBER
                                                                 -----------

(1)  Memorandum of Association of the Registrant - filed as
     Exhibit 3.1 to the Registrant's Registration Statement on
     Form S-1 under the Securities Act of 1933 (Registration
     No. 333-32995), and incorporated herein by reference..........      --

(2)  Bye-laws of the Registrant - filed as Exhibit 3.2 to the
     Registrant's Registration Statement on Form S-1 under the
     Securities Act of 1933 (Registration No. 333-32995), and
     incorporated herein by reference..............................      --

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